Supplement dated May 1, 2025
to the following initial summary prospectus(es):
Monument Advisor NY and Monument Advisor Select NY dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Capitalized terms have the meanings given to them in the prospectus.
Subject to regulatory approval, Jefferson National Life Insurance Company of New York (JNL NY) will merge with and into Nationwide Life Insurance Company (NLIC), a parent company of JNL NY, on or about July 1, 2025. Upon the merger, Nationwide would become the issuer of the Contracts and the depositor of the Separate Account.
The Merger will not affect the terms of, or the rights and obligations under, the Contracts other than to change the insurance company that provides Contract benefits from JNL NY to NLIC. The Contracts continue to be funded by the Separate Account. Contract values will not change as a result of the Merger. No additional charges will be imposed and no deductions will be made as a result of the Merger. The Merger will not have any tax consequences for Contract Owners.
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